Exhibit 10.1

Execution Version

CONSENT UNDER CREDIT AGREEMENT

THIS CONSENT AGREEMENT (this “Consent”) is entered into as of December 31, 2013, by and between API TECHNOLOGIES CORP., a Delaware corporation (the “Borrower”) the Lenders party hereto and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”). Capitalized terms used and not defined herein have the meaning ascribed to such terms in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the Lenders and Agent are party to that certain Credit Agreement, dated as of February 6, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Agent and the Required Lenders that the Borrower and Spectrum Control Inc. (“Spectrum”) intend to enter a certain Sale Leaseback transaction with respect to Spectrum’s real property located in State College, Pennsylvania (the “State College Property”) that will consist of (i) the sale of the State College Property for a purchase price of approximately $15,650,000 to an unaffiliated third party buyer (the “Buyer”), (ii) the Buyer’s lease of the College Property back to Spectrum with lease terms requiring payments by Spectrum to the Buyer of approximately $1,278,750 per year with annual adjustments not to exceed the greater of (A) 2 percent and (B) the Consumer Price Index for escalation on or prior to January 14, 2014 (collectively, the “Lease Payments”), and (iii) an Unconditional Guaranty of Payment and Performance to be entered into by the Borrower to guaranty Spectrum’s lease obligations in relation to the foregoing (such transactions to be referred to as the “Sale Leaseback”);

WHEREAS, it is a requirement under the Credit Agreement that prior to the consummation of the Sale Leaseback that the requirements of Section 6.4 of the Credit Agreement be satisfied and that any Indebtedness incurred in connection therewith be permitted pursuant to Section 6.1 of the Credit Agreement and the Borrower has indicated to the Agent and the Required Lenders that it will be unable to satisfy the requirements of Section 6.4 and Section 6.1 of the Credit Agreement in connection with the Sale Leaseback; and

WHEREAS, subject to the terms of this Consent, the Agent and the Required Lenders are willing to consent to the Sale Leaseback, waive the requirements of Section 6.4 and Section 6.1 of the Credit Agreement that the Borrower would otherwise be unable to satisfy and amend certain provisions of the Credit Agreement, in each case, on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Consent. Subject to the terms of this Consent, the Agent and the Required Lenders (i) consent to the consummation of the Sale Leaseback and waive the requirements of clauses (i) and (ii) of paragraph (s) of the definition of “Permitted Dispositions” notwithstanding any Event of Default which would have occurred due to the failure to satisfy the requirements of Section 6.4 of the Credit Agreement or Section 6.1 (solely as it relates to the Indebtedness described pursuant to clauses (e) and (x) of the definition of Permitted Indebtedness), (ii) agree that Spectrum and the Borrower’s respective obligations under the Sale Leaseback shall be deemed to be “Permitted Indebtedness” under Section 6.1 of the Credit Agreement and (iii) agree that notwithstanding any provision of the Credit Agreement or any requirement of GAAP, any lease entered into in connection with the Sale Leaseback shall not be deemed to be a “Capital Lease” or a “Capitalized Lease Obligation” for purposes of calculating “Capital Expenditures”, “Consolidated EBITDA”, “Funded Indebtedness”, “Interest Expense”, “Interest Coverage Ratio”, “Leverage Ratio” or any related financial definition that is necessary to calculate any of the foregoing defined terms or any of the financial covenant calculations set forth in Section 7 of the Credit Agreement or financial covenant calculations that are required to be made pursuant to any other provision of the Credit Agreement. For the avoidance of doubt, the applicable Lease Payment or Lease Payments shall be deducted from any calculation of Consolidated EBITDA (to the extent such Lease Payment or Lease Payments were not otherwise deducted in determining Consolidated Net Income for such period).

2. Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 4 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Consent. The definition of “Term Loan Amount” set forth in Schedule 1.1 of the Credit Agreement is restated in its entirety as follows:

“Term Loan Amount” means, as of any time, the outstanding principal amount of the Term Loan, which on the Closing Date, is $165,000,000.

(b) The phrase “original aggregate” shall be removed in its entirety from Section 2.2 of the Credit Agreement.

3. Prepayment. Subject to the Intercreditor Agreement, the Net Cash Proceeds from the Sale Leaseback will be applied to prepay the Term Loan in accordance with Section 2.4(e) of the Credit Agreement.

4. Conditions Precedent to Effectiveness of this Consent. This Consent shall not become effective until the date in which all of the following conditions precedent shall have been satisfied in the sole discretion of the Agent:

(a) Consent. The Agent shall have received counterparts of this Consent duly executed by the Borrower, each of the Required Lenders and the Agent.

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5. Mortgage Release. At the direction of the Required Lenders, the Agent agrees to deliver on or prior to the date hereof executed Mortgage Satisfaction relating to the release of mortgage of the State College Property.

6. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders as follows:

(a) Authority. The Borrower has the requisite power and authority to enter into this Consent and to carry out the transactions contemplated thereby and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Consent have been duly approved by all necessary action on the part of the Borrower, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on the Borrower.

(b) Enforceability. This Consent has been duly executed and delivered by the Borrower, and this Consent and each Loan Document (as amended or modified hereby) is the legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(c) Representations and Warranties. The representations and warranties contained herein and the other Loan Document shall be true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations or warranties specifically relate to an earlier date, in which case such shall have been true and correct on and as of such earlier date.

(d) No Default. After giving effect to this Consent, no event has occurred and is continuing that constitutes a Default or Event of Default.

7. Choice of Law. The validity of this Consent, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) thereof.

8. Counterparts. This Consent may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by PDF or telefacsimile shall be effective as delivery of a manually executed counterpart of this Consent.

9. Reference to and Effect on the Loan Documents.

(a) Except as specifically set forth in this Consent, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Credit Party (including the Borrower) to the Agent and the Lenders without defense, offset, claim or contribution.

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(b) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

10. Integration. This Consent, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability. In case any provision in this Consent shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Consent and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Reservation of Rights. Except as otherwise expressly provided herein, nothing in this Consent shall be construed as a waiver of or acquiescence to any Event of Default, and the execution and delivery of this Consent shall not: (i) constitute an extension, modification, suspension or waiver of any term or aspect of the Credit Agreement or the other Loan Documents; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of the Agent or the Lenders to extend, amend, waive or otherwise modify any term or condition of the Credit Agreement; or (iv) give rise to any defenses or counterclaims to the right of the Agent or the Lenders to compel payment of the Obligations or to otherwise enforce their rights and remedies under the Credit Agreement and the other Loan Documents.

13. Submission of Consent. The submission of this Consent to the parties or their agents or attorneys for review or signature does not constitute a commitment by any Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Consent shall have no binding force or effect until all of the conditions to the effectiveness of this Consent have been satisfied as set forth herein.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Release or caused it to be executed by their authorized officers, as of the day and year first above written.

BORROWER:	API TECHNOLOGIES CORP., a Delaware corporation

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	Chief Executive Officer and President

AGENT:	GUGGENHEIM CORPORATE FUNDING, LLC, as the Agent

	By:	/s/ William Hagner
	Name:	William Hagner Senior Managing Director
Its Authorized Signatory

5180 CLO LP, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Blue Cross and Blue Shield of Florida, Inc., as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Security Benefit Life Insurance Company, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Sub-Adviser

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Guggenheim Life and Annuity Company, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Indiana University Health, Inc., as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Mercer Field CLO LP, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Guggenheim Private Debt Fund Note Issuer, LLC, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

NZC Guggenheim Master Fund Limited, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Stitching PPGM Depository

Acting in its capacity as depository of PGGM High Yield Fund, as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

High-Yield Loan Plus Master Segregated Portfolio

Guggenheim High-Yield Plus Master Fund SPC,
On behalf of and for the account of the
High-Yield Loan Plus Master Segregated Portfolio, as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

CLC Leveraged Loan Trust
By: Challenger Life Nominees PTY Limited as Trustee, as a Lender

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Renaissance Reinsurance Ltd., as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Western Regional Insurance Company, Inc., as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

DaVinci Reinsurance Ltd., as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

EquiTrust Life Insurance Company, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Wake Forest University, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

The Wilshire Institutional Master Fund SPC – Guggenheim Alpha Segregated Port, as a Lender
By:	Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Guggenheim Private Debt Master Fund, LLC, as a Lender
By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Guggenheim U.S. Loan Fund

Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund Plc

By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hanger
Title:	Atttorney-in-Fact

Guggenheim U.S. Loan Fund II

Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund Plc

By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Guggenheim U.S. Loan Fund III

Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund Plc

By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Guggenheim U.S. Loan and Bond Fund IV

Guggenheim U.S. Loan and Bond Fund IV, a sub fund of Guggenheim Qualifying Investor Fund Plc

By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact